Financial Instruments	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
Financial Instruments

NOTE 21. FINANCIAL INSTRUMENTS

Financial Risk Management

The Board of Directors is responsible for identifying the principal risks of Precision’s business and for ensuring the implementation of systems to manage these risks. With the assistance of senior management, who report to the Board of Directors on the risks of Precision’s business, the Board of Directors considers such risks and discusses the management of such risks on a regular basis.

Precision has exposure to the following risks from its use of financial instruments:

(a) Credit Risk

Accounts receivable includes balances from customers primarily operating in the oil and natural gas industry. The Corporation manages credit risk by assessing the creditworthiness of its customers before providing services and on an ongoing basis, and by monitoring the amount and age of balances outstanding. In some instances, the Corporation will take additional measures to reduce credit risk including obtaining letters of credit and prepayments from customers. When indicators of credit problems appear, the Corporation takes appropriate steps to reduce its exposure including negotiating with the customer, filing liens and entering into litigation. For the years ended December 31, 2023 and 2022, Precision did not have any customers with revenue from transactions exceeding 10% of consolidated revenue. In addition, Precision’s most significant customer accounted for $24 million of the trade receivables balance at December 31, 2023 (2022 – $24 million).

The movement in the expected credit loss allowance during the year was as follows:

	2023	2022
Balance, January 1,	$1,732	$585
Impairment loss recognized	437	1,167
Amounts written-off as uncollectible	(1,784)	(23)
Impairment loss reversed	(53)	(31)
Effect of movement in exchange rates	6	34
Balance, December 31,	$338	$1,732

The ageing of trade receivables at December 31 was as follows:

	2023		2022
	Gross	Provision for Impairment	Gross	Provision for Impairment
Not past due	$214,897	$1	$224,872	$2
Past due 0 – 30 days	70,398	3	54,578	16
Past due 31 – 120 days	17,465	273	18,845	1,400
Past due more than 120 days	2,719	61	766	314
	$305,479	$338	$299,061	$1,732

(b) Interest Rate Risk

Interest rate risk is the risk that future cash flows will fluctuate as a result of changes in market interest rates. Precision has exposure to interest rate fluctuations on amounts drawn on its Senior Credit Facility and certain Real Estate Credit Facilities, as they are subject to floating rates of interest.

At December 31, 2023, Precision had drawn US$nil on its Senior Credit Facility (2022 – US$44 million) and $27 million (2022 – $30 million) on its Real Estate Credit Facilities subject to variable interest rates. As at December 31, 2023, a 1% change to the interest rate would have less than a $1 million impact on net earnings (loss) (2022 – $1 million). The interest rate on Precision’s unsecured senior notes is fixed and is not subject to interest rate risk.

(c) Foreign Currency Risk

The Corporation is primarily exposed to foreign currency fluctuations in relation to the working capital of its foreign operations and certain long-term debt facilities of its Canadian operations. The Corporation has no significant exposures to foreign currencies other than the U.S. dollar. The Corporation monitors its foreign currency exposure and attempts to minimize the impact by aligning appropriate levels of U.S. denominated debt with cash flows from U.S. based operations.

The following financial instruments were denominated in U.S. dollars:

		2023				2022
		Canadian Operations		Foreign Operations		Canadian Operations		Foreign Operations
Cash	US	$9,539	US	$16,459	US	$264	US	$13,421
Accounts receivable		17		148,885		215		175,543
Accounts payable and accrued liabilities		(26,706)		(120,416)		(28,041)		(101,531)
Long-term liabilities, excluding long-term incentive plans (1)		—		(13,708)		—		(14,542)
Net foreign currency exposure	US	$(17,150)	US	$31,220	US	$(27,562)	US	$72,891
Impact of $0.01 change in the U.S. dollar to Canadian dollar exchange rate on net earnings (loss)		$(172)		$—		$(276)		$—
Impact of $0.01 change in the U.S. dollar to Canadian dollar exchange rate on comprehensive loss		$—		$312		$—		$729

(1) Excludes U.S. dollar long-term debt that has been designated as a hedge of the Corporation’s net investment in certain self-sustaining foreign operations.

(d) Liquidity Risk

Liquidity risk is the exposure of the Corporation to the risk of not being able to meet its financial obligations as they become due. The Corporation manages liquidity risk by monitoring and reviewing actual and forecasted cash flows to ensure there are available cash resources to meet these needs. The following are the contractual maturities of the Corporation’s financial liabilities and other contractual commitments as at December 31, 2023:

	2024	2025	2026	2027	2028	Thereafter	Total
Accounts payable and accrued liabilities	$342,382	$—	$—	$—	$—	$—	$342,382
Share-based compensation	67,117	23,523	11,133	—	—	—	101,773
Long-term debt	2,848	12,096	376,345	582	7,272	529,904	929,047
Interest on long-term debt (1)	65,030	64,950	38,305	36,885	36,658	1,518	243,346
Commitments	105,803	87,116	27,267	8,651	5,800	10,748	245,385
Total	$583,180	$187,685	$453,050	$46,118	$49,730	$542,170	$1,861,933

(1) Excludes amortization of long-term debt issue costs.

Fair Values

The carrying value of cash, accounts receivable, and accounts payable and accrued liabilities approximates their fair value due to the relatively short period to maturity of the instruments. Amounts drawn on the Senior Credit Facility and Real Estate Credit Facilities, measured at amortized cost, approximate fair value as this indebtedness is subject to floating rates of interest. The fair value of the unsecured senior notes at December 31, 2023 was approximately $867 million (2022 – $965 million).

Financial assets and liabilities recorded or disclosed at fair value in the consolidated statements of financial position are categorized based on the level of judgement associated with the inputs used to measure their fair value. Hierarchical levels are based on the amount of subjectivity associated with the inputs in the fair determination and are as follows:

Level I – Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level II – Inputs (other than quoted prices included in Level I) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level III – Inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

The estimated fair value of Unsecured Senior Notes is based on level II inputs. The fair value is estimated considering the risk free interest rates on government debt instruments of similar maturities, adjusted for estimated credit risk, industry risk and market risk premiums.